Exhibit 99.4

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A ordinary shares of Intelligent Group Limited and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

Hong Kong Maysunshine Investment Management Co., Limited

Signature:	/s/ Huiwu Wang
Name/Title:	Director
Date:	05/22/2026

New Bay Development (Intel) Holding Co., Limited

Signature:	/s/ Qian Zhang
Name/Title:	Director
Date:	05/22/2026

New Bayarea Development Holding Co., Ltd

Signature:	/s/ Qian Zhang
Name/Title:	Director
Date:	05/22/2026

XJ International Holdings Co., Ltd.

Signature:	/s/ Bing Zhang
Name/Title:	Chairman and executive Director
Date:	05/22/2026

Hope Education Investment Limited

Signature:	/s/ Huiwu Wang
Name/Title:	Director
Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Maysunshine Limited

Signature:	/s/ Huiwu Wang
Name/Title:	Director
Date:	05/22/2026

Maysunshine Holdings Limited

Signature:	/s/ Lau Lai Sze
Name/Title:	Director
Date:	05/22/2026

Cantrust Far East Limited

Signature:	/s/ Lau Lai Sze
Name/Title:	Director
Date:	05/22/2026

Huiwu Wang

Signature:	/s/ Huiwu Wang
Date:	05/22/2026

Tequ Group A Limited

Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Tequ Group (Hong Kong) Company Limited

Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Shanghai Yi Zeng Enterprise Management Co., Ltd.

Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Sichuan Tequ Investment Group Limited

Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Chengdu West Hope Group Limited

Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Sichuan Puhua Agricultural Technology Development Limited

Signature:	/s/ Bing Zhang
Name/Title:	Director
Date:	05/22/2026

Qiang Zhang

Signature:	/s/ Qiang Zhang
Date:	05/22/2026

Degen Wang

Signature:	/s/ Degen Wang
Date:	05/22/2026

Yuxin Chen

Signature:	/s/ Yuxin Chen
Date:	05/22/2026

Guiqin Zhao

Signature:	/s/ Guiqin Zhao
Date:	05/22/2026